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                                                                   Exhibit 10.41

                        AMENDMENT TO EMPLOYMENT AGREEMENT

     AMENDMENT, effective as of June 26, 2002, to the Employment Agreement effective as of April 7, 2000 (the "Employment Agreement") between DELTAGEN, INC., a Delaware corporation ("Company"), and WILLIAM MATTHEWS, PH.D. ("Executive").

WHEREAS Company and Executive desire to amend the Employment Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby specifically acknowledged, Executive and Company hereby agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein shall have the meaning assigned to such term in the Employment Agreement.

SECTION 2. Employment Agreement. (a) Section 6.D of the Employment Agreement is hereby amended by deleting the phrase "nine (9) months" and in its place substituting the phrase "twelve (12) months" and (b) Section 6.E of the Employment Agreement is amended by (i) inserting the phrase "and Change of Control" to the title thereof, (ii) deleting the word "President" and in its place substituting the word "Chairman" and (iii) adding the following phrase to the end thereof: "In the event that Executive is terminated for any reason not specified in Section 6.C above within twelve (12) months following a Change in Control of the Company (other than for disability or death), such action shall be deemed to be a termination of Executive without cause pursuant to Section 6.D."

SECTION 3. No Further Amendment. Except as otherwise provided herein, the Employment Agreement shall remain unchanged and in full force and effect.

SECTION 4. Effect of Amendment. From and after the execution of this Amendment by the parties hereto, any reference to the Employment Agreement, including pursuant to such terms as "hereof," "herein," "hereunder," "hereby," and words of similar import and "this Agreement," shall be deemed a reference to the Employment Agreement, as amended by this Amendment; provided, that any reference to the date of the Employment Agreement, as amended hereby, shall in all instances remain as of April 7, 2000 and references to "the date hereof" and "the date of this Agreement," and phrases of similar import, shall in all instances be and continue to refer to April 7, 2000 and not the date of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                                DELTAGEN, INC.


                                                /s/ Richard H. Hawkins
                                                --------------------------------
                                                By: Richard H. Hawkins
                                                Title: Chief Financial Officer

                                                EXECUTIVE:

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                                                  /s/ William Matthews
                                                  ------------------------------
                                                  William Matthews, Ph.D.